Exhibit 99.2

Q2 2020 FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as “believe”, “anticipate”, “plan”, “expect”, “intend”, “will”, “should”, “could”, “would”, “project”, “continue”, “likely”, and similar expressions. In particular, this press release may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, including the short-term and potential longer-term impact of the COVID-19 pandemic on Class 8 and Class 5-7 North America truck build rates and performance of the global construction equipment business, expected cost savings, the Company’s initiatives to address customer needs, organic growth, the Company’s plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (ii) future financial restatements affecting the company; (iii) general economic or business conditions affecting the markets in which the Company serves; (iv) the Company's ability to develop or successfully introduce new products; (v) risks associated with conducting business in foreign countries and currencies; (vi) increased competition in the medium- and heavy-duty truck markets, construction, agriculture, aftermarket, military, bus and other markets; (vii) the Company’s failure to complete or successfully integrate strategic acquisitions and the impact of such acquisitions on business relationships; (viii) the Company’s ability to recognize synergies from the reorganization of the segments; (ix) the Company’s failure to successfully manage any divestitures; (x) the impact of changes in governmental regulations on the Company's customers or on its business; (xi) the loss of business from a major customer, a collection of smaller customers or the discontinuation of particular commercial vehicle platforms; (xii) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (xiii) the Company’s ability to comply with the financial covenants in its debt facilities; (xiv) fluctuation in interest rates or change in the reference interest rate relating to the Company’s debt facilities; (xv) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives and address rising labor and material costs; (xvi) volatility and cyclicality in the commercial vehicle market adversely affecting us, including the impact of the current COVID-19 pandemic; (xvii) the geographic profile of our taxable income and changes in valuation of our deferred tax assets and liabilities impacting our effective tax rate; (xviii) changes to domestic manufacturing initiatives; (xix) implementation of tax or other changes, by the United States or other international jurisdictions, related to products manufactured in one or more jurisdictions where the Company does business (xx) security breaches and other disruptions that could compromise our information systems; (xxi) the impact of disruptions in our supply chain or delivery chains; (xxii) litigation against us; (xxiii) the impact of health epidemics or widespread outbreak of contagious disease; and (xxiv) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending December 31, 2019 and in other filings with the Securities and Exchange Commission since January 1, 2020. There can be no assurance that statements made in this press release relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements. 2

Q2 2020

GLOBAL TEAM DELIVERED DURING ABRUPT DOWNTURN

1

Generated >$1m of adjusted EBITDA and >$9m of cash → despite 48% decline in revenue

- **$8 million of cost-outs in the quarter:** combination of permanent and short-term actions including corporate overhead reductions, plant overhead reductions, footprint consolidations, additional actions are underway
- **Offset multi-million dollar impacts from covid one-time consequences:** overhead absorption hits, excess inventory hits, COVID-related absences, temporary closures, reconfigured office and plant layouts to add barriers and create social distancing for ~7,000 people
- **Core markets are now in recovery mode:** solid order books and backlogs in line with 3rd party external outlooks on truck build recovery, construction equipment recovery, and ecommerce investment & activity
- **Q3 20 North American heavy-duty truck build expected to increase** ~50% vs Q2 20
- **Q3 20 North America medium-duty truck build expected to increase** ~30% vs Q2 20



FREE CASH FLOW* ($M)
3.0
6.9
9.1
Q419
Q120
Q220



NORTH AMERICAN CLASS 8 PRODUCTION RECOVERY **
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
48% Drop
Recovery Forecast
Q120
Q220
Q320
Q420
Q121
Q221
Q321
Q421



*Operating cash flow less capital expenditures, **Source: ACT Research Report July 2020

CVG | READY. SET. LEAD. 3

Q2 2020 COMPREHENSIVE SET OF ACTIONS TAKEN Free cash flow of >$9m and maintained solid liquidity of >$106M ACTIONS IN PROCESS • Comprehensive global set of actions: used 2 opportunity of light demand to initiate consolidation and repurposing of multiple Consolidating and repurposing facilities, ~$14m inventory reduction in the multiple facilities quarter, right-sized staff, right-sized material Right sizing salaried staff and ordering, reset discretionary spending discretionary spending decisions • Improvements still underway including Hiring new leaders for further cost-outs and pursuit of improved new markets inventory turns Strong new growth progress with notification of Redesigning procured new, big wins in targeted new growth areas materials and services • >$100m of new business in the final stages: Strict management of 3 new electric vehicle customer for seats, working capital warehouse equipment • Adding people and capacity in growth areas: repurposed floor space in plants to make warehouse subsystems, hiring new people in key positions 4

Q2 2020 MULTI-YEAR RECOVERY FORECAST FOR COMMERCIAL VEHICLES 1 End markets forecast to recover to pre-COVID levels 2 Lowering the cost structure on traditional business, expect better margins 3 Expecting additional revenue from new business wins beginning in Q4 END MARKET OUTLOOKS N.A. HEAVY-DUTY (CLASS 8) BUILD* 2019 2020 2021 2022 2023 N.A. MEDIUM-DUTY (CLASS 5-7) BUILD* 2019 2020 2021 2022 2023 *Source: July 2020 ACT Research Report 5

CHANGE IS UNDERWAY POSITIONING CVG FOR A NEW AND BETTER FUTURE LEADERSHIP INNOVATION NEW MARKETS Building a strong, new Kick-starting Adding market credibility leadership team with innovation & new and repurposing footprint robust experience product agendas and capabilities outside growing businesses across all divisions traditional markets 6

Q2 2020 PIVOTING THE COMPANY 1 Optimizing financial performance of the core business 2 Adding people & growth outside of traditional commercial vehicle business 3 Building strong momentum with new business wins and new opportunities • E-commerce material handling equipment • Electric vehicles and last-mile delivery vans • Power-generation equipment TRADITIONAL COMMERCIAL VEHICLE MARKETS TARGETED MARKETS CURRENT REVENUE FUTURE REVENUE COMPOSITION COMPOSITION 7

STRATEGIC REPOSITION OF FOOTPRINT IMPLEMENTING A SET OF DECISIVE STRATEGIC ACTIONS TO RESET THE COMPANY’S FOOTPRINT Adding Dedicated Moving to Consolidating Expanded footprint, capacity, and Floor Space Optimize Space Space product complexity to serve Vonore, TN warehouse automation and military markets Piedmont, AL Expected to support $100- Saltillo, MX Seating $150 million of new business Saltillo, MX Trim Agua Prieta, MX Permanently repositioning a portion Elkridge, MD of the cost structure and capacity Concord, NC dedicated to mature markets Expected to lower costs by Monona, IA $4-6 million and upgrade R&D Chillicothe, OH capabilities to pursue new Corp R&D growth 8

Q2 2020 PENETRATE FAST-GROWING ECOMMERCE, LAST-MILE DELIVERY MARKET KEY HIGHLIGHTS First win with Unity™ seat Multi-year, multi-million Last-mile delivery market for global platform aimed at accretive win with a major e-commerce growing at penetration of medium duty electric vehicle (EV) 10%+ CAGR*, expected to commercial vehicles market entrant reach ~$5 billion by 2024 * MarketStudyReport.com – Global Last Mile Delivery for E-Commerce Market 2019 9

Q2 2020 GROW WAREHOUSE AUTOMATION BUSINESS This market is central to the company’s growth strategy Multi-year, multi-million accretive win Market expected to grow at 11.7% CAGR to $27 billion by 2025 Expanded product portfolio with a top global warehouse automation technology provider Footprint repurposing actions provides $100 million to $150 million of additional capacity for future growth *ResearchandMarkets.com – Warehouse Automation Market by Technology, Industry, Geography, Forecast to 2025 10

Q2 2020 ENHANCING THE VALUE OF THE COMPANY NAVIGATING NEAR- TERM MARKET DISRUPTION AND INCREASING INVESTMENT IN LONG- TERM ADVANCEMENTS 11

Q2 2020 FOUR FOCUS AREAS FOR INCREASING THE VALUE OF THE COMPANY OPTIMIZE CORE BUSINESS WIN IN ELECTRIC VEHICLES • Leverage new unique global seating platform • EV market is growing with global delivery • Consolidate facilities companies • Improve ROI • Focused on last mile delivery vans and medium • Grow aftermarket business duty trucks • Exit certain no-profit business / customers • Recent new business wins prove-out CVG value proposition WIN IN WAREHOUSE AUTOMATION WIN IN NEW MARKETS • FSE acquisition has led to significant new opportunities • Repurpose equipment / plant floor space into • Material handling and warehouse automation growing products & markets • Military • Target medical, packaging & several other • Recent new business wins with major industries ecommerce customer • Deliberate repurposing activities in plastic part business and wire harness business • Investing in new people, new capabilities * MarketStudyReport.com – Global Last Mile Delivery for E-Commerce Market 2019 12

Q2 2020 NEW APPROACH, DIRECTION, AND DECISIONS FOR ACHIEVING SUCCESS NEW LEADERSHIP, NEW DIRECTION,NEW CUSTOMERS,NEW PRODUCTS, NEW MARKETS 13

FINANCIAL UPDATE Q2 2020 14

Q2 2020 CVG CONSOLIDATED FINANCIALS $ MILLIONS, EXCEPT PER SHARE DATA Q2 2020 Q2 2019 $ Change Q2 2020 NOTES Revenue 126.9 243.2 (116.3) Gross Profit 6.5 32.4 (25.9) • Revenue down 48% compared Gross Margin 5.1% 13.3% to prior year due to COVID-19 impacts SGA 16.0 16.2 (0.2) • Used opportunity of light Amortization 0.9 0.3 0.6 demand to initiate Impairment 0.2 - 0.2 consolidation and repurposing of several facilities Operating (Loss)/Income (10.5) 15.9 (26.4) • > $8M cost reduction actions Operating Margin (8.3)% 6.5% during Q2, much higher Diluted Earnings Per Share ($0.40) $0.20 (0.60) annualized amount Adjusted Operating (Loss)/Income* (3.6) 15.9 (19.5) • Generated $1.2M of adj. EBITDA despite falling sales Adjusted Operating Margin* (2.8)% 6.5% • Achieved decremental drop- Adjusted EBITDA* 1.2 19.0 (17.8) through rate of ~15% Adjusted EBITDA Margin* 1.0% 7.8% *See reconciliation to non-GAAP financial measures in the appendix 15

Q2 2020 ELECTRICAL SYSTEMS SEGMENT RESULTS $ MILLIONS Q2 2020 Q2 2019 $ Change Q2 2020 NOTES Revenue 74.2 141.9 (67.7) Gross Profit 1.1 17.8 (16.7) • Revenue down 48% compared Gross Margin 1.5% 12.5% to prior year due to covid impacts, offset partially by FSE SGA 6.6 3.7 2.9 • Used opportunity of light Amortization 0.7 0.2 0.5 demand to initiate consolidation and repurposing Operating (Loss)/Income (6.2) 13.9 (20.1) of several facilities Operating Margin (8.3)% 9.8% • FSE contributed $24 million of Adjusted Operating (Loss)/Income* (0.7) 13.9 (14.6) revenue in Q2 Adjusted Operating Margin* (1.0)% 9.8% • Awarded new business during the quarter and expanded warehouse automation footprint into 3 other factories *See reconciliation to non-GAAP financial measures in the appendix 16

Q2 2020 GLOBAL SEATING SEGMENT RESULTS $ MILLIONS Q2 2020 Q2 2019 $ Change Q2 2020 NOTES Revenue 53.9 105.3 (51.4) Gross Profit 5.3 14.7 (9.4) • Revenue down 49% compared Gross Margin 9.9% 13.9% to prior year due to covid impacts SGA 3.7 5.2 (1.5) Amortization 0.1 0.1 (0.0) • Used opportunity of light demand to initiate Operating Income 1.5 9.4 (7.9) consolidation and repurposing of several facilities Operating Margin 2.8% 8.9% • Awarded new business during Adjusted Operating Income* 2.1 9.4 (7.3) the quarter, during the covid Adjusted Operating Margin* 3.9% 8.9% downturn • New Unity™ global platform for medium duty and electric vehicles *See reconciliation to non-GAAP financial measures in the appendix 17

Q2 2020 BALANCE SHEET $ MILLIONS June 30, March 30, 2020 2020 Q2 2020 NOTES Cash 63.4 58.1 Accounts Receivable 102.8 123.3 • Cash and available liquidity at Inventories 70.7 84.5 June 30, 2020 was $106.6M Other Assets 164.1 165.3 • Reduced inventory by ~$14M in 2Q through a focused effort, Total Assets 401.0 431.2 despite light consumption / production, still a focus area Accounts Payable 54.6 73.6 • Capital spending was kept at maintenance levels during Q2 Debt (Current + Long Term) 154.2 155.6 • Amended loan terms during Q2 Line of Credit 15.0 15.0 Other Liabilities 89.4 90.1 Total Liabilities 313.1 334.3 Total Equity 87.9 96.9 Total Liabilities + Equity 401.0 431.2 18

SUPPLEMENTAL INFORMATION 19

Q2 2020 USE OF NON-GAAP FINANCIAL MEASURES This earnings presentation contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). In general, the non-GAAP measures exclude items that (i) management believes reflect the Company’s multi-year corporate activities; or (ii) relate to activities or actions that may have occurred over multiple or in prior periods without predictable trends. Management uses these non-GAAP financial measures internally to evaluate the Company’s performance, engage in financial and operational planning and to determine incentive compensation. Management provides these non-GAAP financial measures to investors as supplemental metrics to assist readers in assessing the effects of items and events on the Company’s financial and operating results and in comparing the Company’s performance to that of its competitors and to comparable reporting periods. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. The financial results calculated in accordance with GAAP and reconciliations to those financial statements set forth above should be carefully evaluated. 20

Q2 2020 RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – ADJUSTED OPERATING INCOME AND EBITDA 21

Q2 2020 RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – ADJUSTED EBITDA $ Millions For the three months ended Trailing twelve months ended March 31, June 30, September 30, December 31, March 31, June 30, June 30, June 30, 2019 2019 2019 2019 2020 2020 2020 2019 Net Income 10.0 6.1 7.2 (7.5) (24.6) (12.5) (37.4) 35.5 Interest 4.6 4.8 3.9 3.6 4.6 5.3 17.4 18.1 Provision for Income Taxes 3.2 2.2 0.5 (0.1) (7.3) (3.1) (10.1) 5.6 Depreciation 3.4 3.0 3.4 3.8 3.8 3.7 14.7 13.3 Amortization 0.3 0.3 0.4 0.9 0.9 0.9 3.0 1.3 Impairment - - - - 28.9 0.2 29.0 - EBITDA 21.4 16.5 15.4 0.6 6.2 (5.6) 16.7 73.8 Adjustments CEO Transition - - - - 2.3 - 2.3 - Restructuring - - - 3.0 0.2 2.9 6.1 - Investigation - - - - 2.4 0.4 2.8 - FSE Acquisition Costs - - 0.9 - - - 0.9 - Deferred Consideration - - - - - 3.5 3.5 - Non Cash Pension Charge - 2.5 - - 2.5 Adjusted EBITDA 21.4 19.0 16.3 3.5 11.0 1.2 32.2 76.3 22

Q2 2020 BUSINESS SEGMENT FINANCIAL INFORMATION 23

Q2 2020 FREE CASH FLOW For the three months ended FREE CASH FLOW* ($M) December 31, March 31, June 30, 9.1 $ Millions 2019 2020 2020 6.9 Cash Flow from Operations $ 8.2 $ 10.3 $ 10.1 3.0 Capital Expenditures (5.2) (3.4) (1.0) Free Cash Flow $ 3.0 $ 6.9 $ 9.1 Q419 Q120 Q220 24

Q2 2020 PLAYBACK AND CONTACT INFORMATION Replay number: 800-585-8367 passcode: 4399004 Telephone replay available through August 24, 2020 Webcast / PowerPoint / replay available at ir.cvgrp.com  Use “Slide Show” format for PowerPoint Investor Relations contact: Kirk Feiler (614) 289 - 0195 25